UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

Valley High Mining Company

(Exact name of Registrant as specified in charter)

Nevada	000-51232	68-0582275

(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

946 E. 1300 N, Mapleton, UT 84664
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (801) 592-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On November 11, 2010, the Board of Directors of Valley High Mining Company (the “Company”) approved the dismissal of Pritchett, Siler & Hardy, P.C.(“Pritchett & P.C.”) as the Company’s independent registered public accounting firm.  Pritchett & P.C. was, on the same day, dismissed from the service as the Company’s independent registered public accounting firm.

Concurrent with this action, on November 11, 2010, the Company engaged GBH CPAs, PC (“GBH & PC”) as the Company’s independent registered public accounting firm. The engagement was approved by the Company Board of Directors.  GBH & PC is located at 6002 Rogerdale, Suite 500, Houston, Texas 77072.

The Company’s financial statements for the fiscal years ended December 31, 2009 and 2008 were audited by Pritchett & P.C. In its report, Pritchett & P.C. expressed no opinion on the effectiveness of the Company’s internal control over financial reporting and qualified its opinion on the Company’s existence as a going concern. Other than aforementioned situations,  Pritchett & P.C.’s report on the Company’s financial statements for either of the past two years (2009 and 2008) did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and through the date of dismissal, there were no disagreements with Pritchett & P.C. on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pritchett & P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

The Company has provided Pritchett & P.C. with a copy of this Form 8-K prior to its filing with the SEC and requested Pritchett & P.C. to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Pritchett & P.C.’s letter to the SEC, dated November 16, 2010.

During the fiscal years ended December 31, 2009 and 2008 and the subsequent interim period prior to engaging GBH & PC, neither the Company nor anyone on the Company's behalf consulted with GBH & PC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and either a written report was provided to the Company or oral advice was provided that GBH & PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized and requested Pritchett & P.C. to respond fully to all inquiries of GBH & PC.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

           The following are filed as exhibits to this report:

Exhibit No.	Description
Exhibit 16.1	Letter dated November 16, 2010 from Pritchett & PC to the Securities Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2010

Valley High Mining Company
(Registrant)

By:	/s/ John Thomas Hickey
John Thomas Hickey, President
Title: President